AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of June 3, 2008, among Ferro Finance Corporation (the “Seller”), CAFCO, LLC (the “Investor”), Citibank, N.A., as a Bank (in such capacity, the “Bank”), Ferro Color & Glass Corporation, as an originator, Ferro Pfanstiehl Laboratories, Inc., as an originator, Ferro Corporation, as an originator (together with Ferro Color & Glass Corporation and Ferro Pfanstiehl Laboratories, Inc., the “Originators”) and as collection agent, and Citicorp North America, Inc., as agent (in such capacity, the “Agent”).

PRELIMINARY STATEMENTS.

(1) The Originators, the Collection Agent, the Seller, the Investor, the Bank and the Agent are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of April 1, 2008 (the “Agreement”). Capitalized terms not defined herein are used as defined in the Agreement.

(2) Prior to the date hereof, the Seller has requested that the Bank consent to the extension of the Commitment Termination Date, as contemplated by the definition of such term set forth in Section 1.01 of the Agreement.

(3) The Bank has agreed to consent to an extension of the Commitment Termination Date to the date set forth herein, subject to the terms and conditions described herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Agreement. Upon effectiveness of this Amendment, as provided in Section 2 below, the definition of “Commitment Termination Date” in Section 1.01 of the Agreement is amended by deleting the date “June 3, 2008” therein and replacing it with the date “June 10, 2008”.

SECTION 2. Effectiveness. This Amendment shall become effective at such time as executed counterparts of this Amendment have been delivered by each party hereto to the other parties hereto.

SECTION 3. Representations and Warranties. Each of the Seller and the Collection Agent makes each of the representations and warranties contained in Sections 4.01 and 4.02, respectively, of the Agreement (after giving effect to this Amendment), except to the extent that such representations and warranties speak specifically to an earlier date, in which case the Seller or Collection Agent, as applicable, represents and warrants that they shall have been true and correct on such date, and for the purpose of making such representations and warranties, (i) each reference in Section 4.01 to “the Transaction Documents” shall include this Amendment and (ii) each reference in Section 4.02 to “this Agreement” shall be deemed to be a reference to both the Agreement and this Amendment.

SECTION 4. Confirmation of Agreement. Each reference in the Agreement to “this Agreement” or “the Agreement” shall mean the Agreement as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 5. Costs and Expenses. The Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration of this Amendment and any other documents to be delivered hereunder including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, the Investors and the Banks with respect thereto and with respect to advising the Agent, the Investors and the Banks as to the rights and remedies of each under this Amendment, and all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Amendment and any other documents to be delivered hereunder.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF).

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FERRO CORPORATION

By:		/s/ John Bingle

	Name: Title:	John Bingle Treasurer

FERRO COLOR & GLASS CORPORATION

By:		/s/ John Bingle

	Name: Title:	John Bingle Treasurer

FERRO PFANSTIEHL LABORATORIES, INC.

By:		/s/ John Bingle

	Name: Title:	John Bingle Treasurer

FERRO FINANCE CORPORATION

By:		/s/ Karen Larsen

	Name: Title:	Karen Larsen Assistant Treasurer

CAFCO, LLC
By: Citicorp North America, Inc., as Attorney-in-Fact

By:	/s/ Junette M. Earl

	Name: Title:	Junette M. Earl Vice President

CITICORP NORTH AMERICA, INC., as Agent

By:		/s/ Junette M. Earl

	Name: Title:	Junette M. Earl Vice President

CITIBANK, N.A., as a Bank

By:		/s/ Junette M. Earl

	Name: Title:	Junette M. Earl Vice President